SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 August 21, 2003
                Date of Report (Date Of Earliest Event Reported)

                     THE PNC FINANCIAL SERVICES GROUP, INC.

             (Exact Name Of Registrant As Specified In Its Charter)

                                    Pennsylvania
                 (State Or Other Jurisdiction Of Incorporation)


        1-9718                                       25-1435979

(Commission File Number)           (IRS Employer Identification No.)

                                  One PNC Plaza
                                249 Fifth Avenue
                       Pittsburgh, Pennsylvania 15222-2707

              (Address Of Principal Executive Offices) (Zip Code)

                                                            (412) 762-2000
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
         (Former Name Or Former Address, If Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         On August 21, 2003, the Registrant, United National Bancorp and a wholly owned subsidiary of Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement is filed as Exhibit 99.1 hereto and is hereby incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         Exhibit Number

         99.1 Agreement and Plan of Merger, dated as of August 21, 2003, by and among The PNC Financial Services Group, Inc., United National Bancorp and PNC Bancorp Inc.

                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


Dated:  September 2, 2003



                                          THE PNC FINANCIAL SERVICES GROUP, INC.



                                          By:   /s/ SAMUEL R. PATTERSON
                                             -----------------------------------
                                             Name:  Samuel R. Patterson
                                             Title: Controller